Supplement dated March 31, 2023 to the Statement of Additional Information dated, May 1, 2022, as may be revised or supplemented from time to time.

Natixis U.S. Equity Opportunities ETF

Natixis Vaughan Nelson Mid Cap ETF

Natixis Vaughan Nelson Select ETF

Effective immediately, the fourth paragraph in the section “Portfolio Holdings Information” under the sub-section “Actual Portfolio” is revised and amended to delete the reference to Electra Information Systems, Inc. and to include the following:

Gresham Technologies plc (daily disclosure of full Actual Portfolio holdings) for the purpose of performing certain electronic reconciliations of Actual Portfolio holdings of the Funds.